August 7, 2001

            SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR

               PIONEER VARIABLE CONTRACTS TRUST DATED MAY 1, 2001

The following supplements the information presented under the corresponding section of the Statement of Additional Information.

The following replaces the section entitled "Lending of Portfolio Securities" under "Investment Policies, Risks and Restrictions":

Each portfolio other than America Income Portfolio and Money Market Portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Pioneer to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. A portfolio will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund's total assets.

The following supplements the section entitled "Investment Restrictions" under "Investment Policies, Risks and Restrictions":

In the future, Emerging Markets Portfolio and Small Company Portfolio intend to lend portfolio securities in accordance with their investment policies and restrictions.